Exhibit 99.2

Q3 2021 Earnings Release November 15, 2021

Disclaimer This presentation may contain "forward - looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning . Ondas Holdings Inc . (“Ondas” or the “Company”) cautions readers that forward - looking statements are predictions based on its current expectations about future events . These forward - looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict . The Company’s actual results, performance, or achievements could differ materially from those expressed or implied by the forward - looking statements as a result of a number of factors, including, the risks discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”), in the Company’s Quarterly Reports on Form 10 - Q filed with the SEC, and in the Company’s other filings with the SEC . The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law . 2

3 Management Team Reese Mozer CEO, American Robotics Reese is an entrepreneur and roboticist with over 10 years of experience developing and marketing autonomous drones. Eric Brock Chairman and CEO Eric is an entrepreneur with over 25 years of management and investing experience. Stewart Kantor President and CFO Stewart brings 20 years of experience in the wireless industry to Ondas Networks.

4 DATA TRANSFER Private, mission - critical wireless industrial networks Platform & SaaS Model DATA CAPTURE & PROCESS End - to - end UAS - driven industrial data Solutions RaaS Model SYNERGISTIC MARKETS & BUSINESS MODELS Addressing large, global markets Target critical infrastructure & gov customers Software - driven, ‘as - a - service’ business models Ondas Holdings – A Powerful Industrial Technology Platform

Q3 Earnings Call | Agenda Progress on Key Priorities 01 Q3 Financial Review 02 Strategic Review 03 04 Investor Q&A 05 Outlook 5

6 Commercial adoption begins in critical 900 MHz with Class 1 Rails Initial 900 MHz order secured; more expected Siemens partnership continues to broaden More joint - development, International & Transit markets Aura Phase 1 project completed Key hires being on - boarded Scout production ramped; deliveries to accelerate Customer activity expanding; ConocoPhillips and Syngenta on board Dynam.AI partnership announced; ecosystem developing Transitioning from Investment mode to platform delivery Business expansion plan launched – AR Scaling Progress on Key Priorities

Q3 Review | Financial Results SELECT P&L DATA (Unaudited) 2021 2020 Revenues, net 283,329$ 614,026$ Cost of goods sold 269,716 365,863 Gross profit 13,613 248,163 Operating expenses: General and administration 2,721,785 1,823,336 Sales and marketing 424,992 253,560 Research and development 1,780,187 904,378 Total operating expenses 4,926,964 2,981,274 Operating loss (4,913,351) (2,733,111) SUPPLEMENTAL INFO: Stock-based Compensation 304,954 1,165,297 Three Months Ended 7

Q3 Review | Financial Results SELECT P&L DATA (Unaudited) 2021 2020 Revenues, net 2,335,525$ 1,969,598$ Cost of goods sold 1,405,741 1,087,540 Gross profit 929,784 882,058 Operating expenses: General and administration 7,625,909 5,222,180 Sales and marketing 808,513 934,948 Research and development 3,428,406 2,555,223 Total operating expenses 11,862,828 8,712,351 Operating loss (10,933,044) (7,830,293) SUPPLEMENTAL INFO: Stock-based Compensation 1,955,073 3,047,970 Nine Months Ended 8

Q3 Review | Financial Results (Unaudited) 2021 2020 Net cash used in operating activities $ (11,623,656) $ (4,875,137) Net cash used in investing activities (8,684,736) (13,606) Net cash provided by financing activities 41,744,186 4,884,060 Increase (Decrease) in cash 21,435,794 (4,683) Cash and cash equivalents, beginning 26,060,733 2,153,028 Cash and cash equivalents, end $ 47,496,527 $ 2,148,345 SELECT CASH FLOW DATA Nine Months Ended September 30, 9

Class 1 Rails move towards FullMAX platform adoption Initial 900 MHz order received; additional orders expected Expanded MC - IoT Rail lab launch pending Key Accomplishments Siemens expands product development and broadens marketing effort to new International and Transit markets Completed Phase 1 Transitional C2 network development for Aura 10

Ondas and Siemens Secure Order from Class I Railroad for 900 MHz Network First 900 MHz Orders Secured by Siemens from a Class I Railroad (for year - end delivery) Multiple development programs underway for both North American and International markets: New On - Board Locomotive Telemetry product for North America – awarded in January 2021 New On - Board Locomotive Telemetry product for major Asian market – awarded in November 2021 More FullMAX integration planned Airlink Radios: This private and wide - area broadband network was showcased for the first time in September this year at the Railway Systems Supplier Show in Indianapolis as part of the Siemens exhibit. Siemens: Focus on Rail Digitalization at RSSI - Railway Age, September 23, 2021 Siemens describes it as the “next generation of IP - based railway communication for the automated railroad of the future.” 11

Why a Lab? Enables optimization of different network configurations Ensures interoperability / coexistence among the Class I Rails using shared licensed spectrum Allows for Next - Generation Application Testing in a controlled environment Rail Network Engineer training Federated Lab 900 MHz Funded by select RRs IEEE 802.16t Lab 900, 450, 160 MHz Funded by AAR ORIGINAL EXPANDED MC - IoT Lab will have a broader mandate then originally planned Lab A warded to Ondas in June 2021 Contracting being led by the Association of American Railroads (“AAR”), purchasing through Siemens with expected completion before year - end Location: Ondas HQ, Sunnyvale, California Additional labs expected Rail Facilities The North American MC - IoT Rail Lab 12

Completed Phase I software and hardware development for Aura Expect to receive additional orders in Q4 to support testing and commercialization efforts Transitional C2 network equipment for unmanned aviation supported by significant real world aerial testing AURA has constructed a private, nationwide, air - to - ground communications network utilizing dedicated licensed frequencies; the network is based on Ondas SDR FullMAX technology Completed Phase 1 development Ondas FullMAX SDR C2 platform is frequency agnostic Aura project has validated Ondas’ Command & Control (“C2”) capabilities for secure, reliable UAS communications 13

Hiring on - target – headcount expanded 200% YoY Onboarded key personnel and industry - leading talent at all levels : VP of Sales, VP of Operations, VP of Engineering, Director of Talent, Director of Flight Operations, and Director of Product. Backgrounds include GE, Baker Hughes, iRobot, CyPhy Works, Kespry , AeroVironment, MIT Lincoln Labs, Ford, and IBM. Personnel added supports increased sales, manufacturing, and deployment of Scout Systems. AR and Ondas Holdings signed lease on new joint HQ in Waltham, MA; expect to finalize move in early 2022 Business Operations Optimizing supply chain and manufacturing capacity to satisfy existing customer demand. Partnered with industry - leading contract manufacturers (CMs) in the Northeast; CMs positioned to increase Scout Ʀ production rate Initial Scout System Ʀ units have been delivered and installed at customer sites. Manufacturing AR | BUSINESS EXPANSION PLAN LAUNCHED 14

AR | BUSINESS EXPANSION PLAN LAUNCHED Received purchase order from ConocoPhillips; initial Scout System Ʀ delivered. Received purchase order from Syngenta for Q2 delivery Completed product integration with Stockpile Reports; additional installations are planned beginning in Q4 following the initial success. Sales & Pipeline Activity Top 10 O&G Corp Top 10 O&G Corp Top 10 O&G Corp Top 10 Utility Corp Top 10 Utility Corp Many more… Additional Fortune 500 industrial companies are expected to purchase units for delivery in Q 4 , Q 1 , and Q 2 . Expect customer backlog to build in the coming months as we are able to support increased customer field activity . These Franchise customers represent the ability to purchase and utilize fleets of Scout Systems across the United States and the world . 15

Ondas Invests in artificial intelligence with Dynam.AI American Robotics enters into a joint development, services and marketing agreement with Dynam.AI Partnership supported by Ondas Holdings equity investment in Dynam.AI Funds used to support Dynam's proprietary Vizlab Ʀ , an AI/ML platform - an advanced developer toolkit for data scientists Expand and enhance AR’s IP library and analytics capabilities with artificial intelligence based on physics - based algorithms American Robotics establishes partnership with dynam.AI, a software developer for complex artificial intelligence and machine learning projects. 16

17 Transitioning from Investment mode to platform delivery Business expansion plan launched – AR is Scaling Critical 900 MHz adoption beginning Growing with Siemens in new markets Preparing production and inventory for 2022 Customer delivery platform scales with key personnel Scout System ž production ramping Customer activity expanding; increased volume of orders and installs to come Outlook Summary

INVESTOR Q&A 18

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